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EXHIBIT 32.2

CERTIFICATION
(pursuant to 18 U.S.C. Section 1350, as adopted pursuant to
Section 906 of the Sarbanes-Oxley Act of 2002)

        In connection with the Annual Report on Form 10-K for the fiscal year ended December 31, 2003 of Boeing Capital Corporation (the "Company") as filed with the U.S. Securities and Exchange Commission (the "Commission") on the date hereof (the "Report") and pursuant to 18 U.S.C. § 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, I, Steven W. Vogeding, Vice President and Chief Financial Officer of the Company, certify that:

  (1)
  the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

  (2)
  the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

March 4, 2004	/s/ STEVEN W. VOGEDING Steven W. Vogeding Vice President and Chief Financial Officer

        A signed original of this written statement required by Section 906 has been provided to Boeing Capital Corporation and will be retained by Boeing Capital Corporation and furnished to the Securities and Exchange Commission or its staff upon request.

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  EXHIBIT 32.2
CERTIFICATION (pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002)